Filed pursuant to Rule 497(a)(1)

File No. 333-187207

Rule 482AD

Full Circle Capital Prices Offerings of Notes and Common Stock

RYE BROOK, NY, July 14, 2014 – Full Circle Capital Corporation (NASDAQ:FULL and FULLL) (“Full Circle Capital”) announced today that it has priced offerings of its 8.25% fixed-rate notes due 2020 (the “Notes”) and its shares of common stock, par value $0.01 per share (the “Common Stock”) for combined gross proceeds of $16,431,900. Both offerings were placed directly with certain investors.

The Notes offering consists of $12,500,000 in aggregate principal amount of the Notes. The Notes were sold at price of $25.375 plus accrued interest from June 30, 2014, a premium to par value of $25.00 per Note, for total gross proceeds of $12,687,500. The Notes will be a further issuance of, rank equally in right of payment with, and form a single series with the $21.1 million of currently outstanding Notes that will mature on June 30, 2020, and may be redeemed in whole or in part at any time or from time to time at Full Circle Capital’s option on or after June 30, 2016. The Notes are listed on the NASDAQ Global Market and trade under the trading symbol "FULLL."

Additionally, Full Circle Capital has priced an offering of 506,000 shares of its Common Stock at an offering price of $7.40 per share for total gross proceeds of $3,744,400.

Both offerings are expected to close on July 17, 2014, subject to customary closing conditions.

Full Circle Capital intends to use the net proceeds from both the offering of the Notes and the offering of the Common Stock to repay outstanding indebtedness. However, subsequent to such repayment, it intends to borrow additional amounts under its credit facility to make investments in new portfolio companies in accordance with its investment objective and strategies and for general corporate purposes.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in these offerings or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

Both offerings are being made pursuant to Full Circle Capital’s shelf registration statement relating to such securities on file with and declared effective by the Securities and Exchange Commission.

Each of the offerings may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Full Circle Capital Corporation, 800 Westchester Ave., Suite S-620, Rye Brook, NY 10573, or phone: (914) 220-6300. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Full Circle Capital before investing. The prospectus supplement and accompanying prospectus for each offering contain a description of these matters and other important information about Full Circle Capital and should be read carefully before investing.

About Full Circle Capital

Full Circle Capital Corporation (NASDAQ: FULL) is a Rye Brook, New York based closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Full Circle Capital lends to and invests in senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by lower middle-market companies that operate in a diverse range of industries. Full Circle Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments. For additional information visit the company’s website, www.fccapital.com.

Forward-Looking Statements

This press release contains forward-looking statements which relate to future events or Full Circle Capital's future performance or financial condition. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. These forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Full Circle Capital's filings with the Securities and Exchange Commission. Full Circle Capital undertakes no duty to update any forward-looking statements made herein.

Company Contacts:	Investor Relations Contacts:
John Stuart, Co-Chief Executive Officer	Stephanie Prince
Gregg J. Felton, Co-Chief Executive Officer	Jody Burfening
Full Circle Capital Corporation	Lippert/Heilshorn & Associates
914-220-6300	212-838-3777
info@fccapital.com	sprince@lhai.com

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